UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022 (July 19, 2022)

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 399-3339

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As described in more detail below in this Item 1.01 and in Items 5.02 and 5.03, on July 21, 2022, Snap Inc. (the “Company”) entered into a series of transactions that provide for (i) employment agreements (the “Employment Agreements”) with Evan Spiegel and Robert Murphy (each, a “Co-Founder”), pursuant to which Mr. Spiegel will continue to serve as our Chief Executive Officer (“CEO”) and Mr. Murphy will continue to serve as our Chief Technology Officer (“CTO”) for an initial term ending on January 1, 2027, during which they each have agreed to devote substantially all of their professional time to the Company, subject to certain conditions, (ii) the future declaration and payment of a special dividend of one share of Class A common stock on each outstanding share of Snap’s common stock (the “Special Dividend”), which Special Dividend shall not be declared and paid until the later of June 30, 2023 and the first business day following the date on which the 65-Day VWAP (as defined below) equals or exceeds $40 per share, and (iii) additional agreements to be entered into with Messrs. Spiegel and Murphy and certain of their respective affiliates (the “Co-Founder Agreements”) which provide for, among other things, (a) the Co-Founders being required under certain circumstances to convert an equal number of shares of Class B common stock or Class C common stock into Class A common stock in connection with sales by such Co-Founder of shares of Class A common stock received in the Special Dividend, (b) conversion of a Co-Founder’s remaining shares of Class C common stock into Class B common stock at such time as such Class C common stock represents in the aggregate less than 60% of such Co-Founder’s Base Class C Common Stock (as such term is defined in our Amended and Restated Certification of Incorporation) and (c) in the event of any sale or liquidation of the Company following the Special Dividend, shares of Class A common stock, Class B common stock, and Class C common stock are to be treated identically, equally and ratably, on a per share basis, with respect to any consideration received.

Special Dividend

On July 19, 2022, our board of directors, after receiving the recommendation of a special committee of the board of directors (the “Special Committee”), determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than Mr. Spiegel and Mr. Murphy and certain of their respective affiliates that hold shares of our capital stock, as to whom no determination was made), to declare and pay a Special Dividend of one share of Class A common stock as a one-time stock dividend on each outstanding share of Snap’s common stock; provided, however, that the Special Dividend shall not be declared until the later of (i) June 30, 2023 and (ii) the first business day following the date on which the 65-Day VWAP (as defined below) equals or exceeds $40 per share, or, if the board of directors so determines, a date that is within five business days after the later of such two dates. “65-Day VWAP” means the average of the volume weighted average price per share of Class A common stock traded on the New York Stock Exchange, or any other national securities exchange on which the shares of Class A common stock are then traded, for each of the 65 trading days ending on, and including, the first trading day immediately preceding the date of determination of the 65-Day VWAP. If the 65-Day VWAP does not exceed $40 per share by July 21, 2032, the Special Dividend will not be declared and paid and the Co-Founder Agreements shall terminate and be of no further force and effect.

Co-Founder Agreements

In connection with the Special Dividend, our board of directors, after receiving the recommendation of the Special Committee, has approved, and on July 21, 2022 we entered into, Co-Founder Agreements with each of Messrs. Spiegel and Murphy and certain of their respective affiliates (generally, trusts and other estate and philanthropic planning vehicles through which Messrs. Spiegel and Murphy hold all or a portion of their shares of Class A common stock, Class B common stock, and Class C common stock), pursuant to which Messrs. Spiegel and Murphy, and certain of their respective affiliates  have agreed, subject to certain exceptions, to convert an equal number of shares of Class B common stock or Class C common stock into Class A common stock (“Paired Conversions”) if such Co-Founder were to sell shares of Class A common stock received on shares of Class B common stock or Class C common stock pursuant to the Special Dividend (“Dividend Share Sales”) if: (1) beginning on June 30, 2023 and ending on January 1, 2027, such Co-Founder (or such Co-Founder’s permitted transferees or qualified trustees) were to engage in Dividend Share Sales or (2) such Co-Founder were to engage in Dividend Share Sales beginning on the date (if any) on which the Co-Founder has neither been a director nor an employee of the Company for the Applicable Number of Years (as defined below) (except if he has been terminated by the Company without Cause, has resigned for Good Reason, has died, or has suffered a Disability Event, as such terms are defined in the Co-Founder Agreements), and ending on the date (if any) on which the Co-Founder resumes service with the Company as a director or employee. “Applicable Number of Years” means a continuous period of two years, except that if the Co-Founder is primarily engaged in public service or philanthropic endeavors while separated from the Company, the Applicable Number of Years means a continuous period of five years.

Notwithstanding the foregoing, none of the Paired Conversions described above shall occur upon (x) a sale of shares of Class A common stock which would qualify as a permitted transfer if such sale were made of shares of Class B common stock or shares of Class C common stock or (y) a donation of shares of Class A common stock to a tax-exempt organization or a sale of shares of Class A common stock the net proceeds of which are donated to a tax-exempt organization.

Additionally, pursuant to the Co-Founder Agreements, after giving effect to the Special Dividend, the Class C common stock held by a Co-Founder and his permitted transferees and qualified trustees will be converted into Class B common stock at such time as such Class C common stock represents in the aggregate less than 60% of such Co-Founder’s Base Class C Common Stock (as such term is defined in our Amended and Restated Certification of Incorporation) (with any shares of Class C common stock transferred to the other Co-Founder and such other Co-Founder’s related entities considered not held by the first Co-Founder for such calculation, except to the extent the first Co-Founder retains voting control over the transferred shares).

Furthermore, the Co-Founder Agreements provide that, in the event of any Liquidation Event (as such term is defined in our Amended and Restated Certification of Incorporation) following the Special Dividend shares of Class A common stock, Class B common stock, and Class C common stock are to be treated identically, equally, and ratably, on a per share basis, with respect to any consideration into which such shares are converted or other consideration paid or otherwise distributed to stockholders of the Company, unless different treatment of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of the applicable class treated adversely, voting separately as a class, excluding, in the case of any adverse treatment of the Class A common stock, any shares of Class A common stock held by the Co-Founders, their permitted transferees or their qualified trustees.

The Co-Founder Agreements with Messrs. Spiegel and Murphy may only be amended or waived with the approval of Messrs. Spiegel and Murphy, respectively, and a majority of our independent directors (excluding any party to the Co-Founder Agreements). Should the Special Dividend become payable pursuant to the terms of the Co-Founder Agreements, the Company expects to further amend its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock to permit the Special Dividend to be paid.

The foregoing description of the Co-Founder Agreements is qualified by reference to, and should be read in conjunction with, the full text of the Co-Founder Agreements, which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated by reference.

Item 2.02 Results of Operations and Financial Condition.

On July 21, 2022, Snap Inc. reported financial results for the three and six months ended June 30, 2022. A copy of the press release and the investor letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference.

The press release and investor letter are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Snap Inc., whether made before or after today’s date, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

In connection with the Special Dividend and the Co-Founders Agreements, our board of directors, after receiving the recommendation of the Special Committee, has approved, and on July 21, 2022 we entered into, Employment Agreements (the “Employment Agreements”) with each of Messrs. Spiegel and Murphy, pursuant to which Mr. Spiegel will continue to serve as our CEO and Mr. Murphy will continue to serve as our CTO. The Employment Agreements are effective as of January 1, 2022, and will have an initial term of five years (the “Commitment Period”), subject to automatic renewals for successive five year periods unless earlier terminated as provided therein (each subsequent period, a “Renewal Period”).

During the Commitment Period or any Renewal Period, Mr. Spiegel and Mr. Murphy have agreed to devote substantially all of their professional time to the Company, which will comprise a majority of their time during normal working hours, subject to exceptions specifically approved by the board of directors. Notwithstanding this, Mr. Spiegel and Mr. Murphy are entitled to pursue their personal and philanthropic interests, so long as their devotion to those interests comprises less than a majority of their time during normal working hours on a monthly basis and such interests are not competitive with the Company.

Mr. Spiegel and Mr. Murphy will each have an annual salary of $1. In addition, under the Employment Agreements, subject to certain exceptions, we intend to refrain from making any compensatory grants of equity or equity-based awards, or paying any non-perquisite compensation to Mr. Spiegel and Mr. Murphy. During the Commitment Period, Mr. Spiegel and Mr. Murphy will continue to be entitled to (i) perquisites, including those available to senior executive officers of the Company, (ii) participate in the Company’s welfare and retirement benefits, and (iii) certain services related to aircraft and security as set forth in the Company’s existing policies subject to certain exceptions as described in the Employment Agreements

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of the agreements, which are attached as Exhibits 10.3 and 10.4, respectively, and incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2022, in connection with the Special Dividend, holders of an aggregate of 231,626,943 shares of our Class C common stock, representing an aggregate of over 99% of the voting power of our outstanding capital stock, acted by written consent to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”). The terms of the Amendment are incorporated herein by reference. A copy of the Amendment is attached as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 20, 2022, we held our 2022 annual meeting of stockholders. That same day, the holders of an aggregate of 231,626,943 shares of our Class C common stock, representing an aggregate of over 99% of the voting power of our outstanding capital stock, acted by written consent to elect the following individuals to our board of directors: Evan Spiegel, Robert Murphy, Michael Lynton, Kelly Coffey, Joanna Coles, Liz Jenkins, Stanley Meresman, Scott D. Miller, Poppy Thorpe, and Fidel Vargas. Each of these individuals will serve until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation, or removal. Additionally, pursuant to this action by written consent, the holders ratified the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2022.

The information set forth under Item 5.03 of this Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01 Other Events.

On July 21, 2022, Snap Inc. announced its Board of Directors has authorized a stock repurchase program of up to $500 million of its Class A common stock. Repurchases of Class A common stock may be made from time to time, either through open market transactions (including pre-set trading plans) or through other transactions in accordance with applicable securities laws. Repurchases under the program have been authorized for the next 12 months but the program may be modified, suspended, or terminated at any time. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, our stock repurchase program, future stock dividends, future employment of our executives, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current expectations and projections about future events and trends, including our financial outlook, geo-political conflicts, and the COVID-19 pandemic, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our ability to attain and sustain profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; future acquisitions, divestitures or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by this Current Report on Form 8-K and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political conflicts, the COVID-19 pandemic, and macroeconomic conditions, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment No. 1 to the Amended and Restated Certificate of Incorporation of Snap Inc., filed July 21, 2022.

10.1	Co-Founder Agreement among Snap Inc., Evan Spiegel, and the other Holders signatory thereto, made as of July 21, 2022.
10.2	Co-Founder Agreement among Snap Inc., Robert Murphy, and the other Holders signatory thereto, made as of July 21, 2022.
10.3	Employment Agreement by and between Snap Inc. and Evan Spiegel, dated July 21, 2022.
10.4	Employment Agreement by and between Snap Inc. and Robert Murphy, dated July 21, 2022.
99.1	Press release dated July 21, 2022.
99.2	Investor Letter dated July 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNAP INC.

Date: July 21, 2022	By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer